EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13G is filed on behalf of the undersigned.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of October 15, 2010

OCM OPPORTUNITIES FUND VIIb DELAWARE, L.P.

By:	Oaktree Fund GP, LLC,
its General Partner

By:	Oaktree Fund GP I, L.P.
its Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE FUND GP, LLC

By:	Oaktree Fund GP I, L.P.
its Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
its General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
its General Partner

By:	Oaktree Capital Management, L.P.
its Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

By:	Oaktree Value Opportunities Fund GP Ltd.
its General Partner

By:	Oaktree Capital Management, L.P.
its Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
its Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Authorized Signatory

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC,
its General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC,
its Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC,
its General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director and Associate General Counsel

By:	/s/ Emily Alexander
Name: Emily Alexander
Title: Senior Vice President